TO OUR SHAREHOLDERS:
-----------------------------------------------------------------------------
CGM Capital Development Fund increased +0.2% during the third quarter of 1996 compared to a rise of +3.1% in the Standard and Poor's 500 Index. Over the first nine months of the year, CGM Capital Development Fund returned 17.0% compared to the S&P 500 Index which increased +13.5%.

"Robust" and "low inflation" continue to be the catchwords for the economy in the second half of 1996. In an economy with few excesses, one danger lies in the tightening labor market. Despite the media's preoccupation with corporate restructurings and massive layoffs at large corporations over the past five years, the economy has added approximately 1.5 million new jobs each year since 1991. The unemployment rate is a low 5.2%. The shortage of qualified job applicants is now a potential barrier to continued economic growth. Companies are already competing for qualified employees, bidding up compensation. Over time, wages not offset by higher levels of productivity will exert pressure on prices, to drive inflation higher. Nevertheless, the Federal Reserve Board's position continues to be one of "wait and see" as reflected by its recent decision to look for further signs of overheating before raising interest rates. In recent weeks, we have been getting mixed signals on business activity.

The third quarter began with a sharp sell-off in both the stock and bond markets. Exceptionally strong employment numbers were reported in early July frightening bond investors and shortly thereafter, two prominent technology companies, Hewlett-Packard and Motorola, reported disappointing earnings which triggered selling in the equity market. Leading averages fell roughly 10% but individual issues, technology stocks in particular, fell as much as 50% off their highs in some cases. As the quarter progressed, the bond market stabilized with long-term rates trading in the 6.75% to 7.25% range and currently back at 6.75%. The equity market gradually recovered its losses and has reached record highs. One could make the case the equity market is selling on a somewhat generous basis relative to historical norms in response to the strong economy. While the market overall is hardly cheap, sectors such as financial services, real estate, oil services, and consumer goods continue to offer reasonable prospects for the coming year.

At September 30, CGM Capital Development Fund's three largest industry positions were in money center banks, offshore drilling and retail companies. The Fund's three largest holdings are Jones Apparel Group, Inc., Reading & Bates Corporation and Citicorp.

                /s/ Robert L. Kemp

                    Robert L. Kemp
                    President
October 8, 1996

-----------------------------------------------------------------------------

INVESTMENT PERFORMANCE
(unaudited)
Total Return for Periods Ended September 30, 1996

                        CGM CAPITAL
                        DEVELOPMENT      S&P 500       THE FUND'S AVERAGE
                           FUND           INDEX        ANNUAL TOTAL RETURN
                        -----------      -------       -------------------
10 Years ..........       +439.0%        +303.4%             +18.4%
5 Years ...........       +118.4         +103.0              +16.9
1 Year ............       + 25.0         + 20.3              +25.0
3 Months ..........       +  0.2         +  3.1                --

The percentage figures for the Fund are based upon the beginning net asset values of $24.22, $32.51, $27.17 and $31.91, respectively, and the September 30, 1996 net asset value of $31.97 per share assuming the reinvestment of income dividends, capital gains and paid-in capital distributions during such respective periods. The S&P 500 Index has also been adjusted for the reinvestment of income dividends during these periods. Although the S&P 500 Index and the Fund are not directly comparable, the index is shown because it is widely used by investors to measure unmanaged stock market performance. When viewing the Fund's performance, one should keep in mind the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected.

The performance data contained in the report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

INVESTMENTS AS OF SEPTEMBER 30, 1996
(unaudited)

COMMON STOCKS -- 97.4% OF TOTAL NET ASSETS
                                                     SHARES        VALUE(A)
                                                     ------        --------
AEROSPACE -- 7.1%
  Boeing Company................................       320,800   $ 30,315,600
  Rohr Industries, Inc..........................       620,000     12,167,500
                                                                 ------------
                                                                   42,483,100
                                                                 ------------
AIRLINES -- 4.3%
  Continental Airlines, Inc.....................       377,200      8,439,850
  UAL Corporation...............................       376,200     17,681,400
                                                                 ------------
                                                                   26,121,250
                                                                 ------------
BANKS -- MONEY CENTER -- 11.9%
  Chase Manhattan Corporation...................       437,000     35,014,625
  Citicorp......................................       400,000     36,250,000
                                                                 ------------
                                                                   71,264,625
                                                                 ------------
BASIC MATERIALS -- 6.7%
  Medusa Corporation............................       351,500     10,808,625
  Southdown, Inc................................     1,182,000     29,106,750
                                                                 ------------
                                                                   39,915,375
                                                                 ------------
COMPUTER SOFTWARE AND SERVICES -- 4.9%
  Dell Computer Corporation.....................       376,000     29,234,000
                                                                 ------------

CONSUMER DURABLES -- 0.4%
  Furniture Brands International, Inc...........       181,700      2,657,363
                                                                 ------------

ELECTRONIC COMPONENTS -- 5.4%
  Intel Corporation.............................       342,000     32,639,625
                                                                 ------------

FOOD -- RETAILERS/WHOLESALERS -- 5.1%
  Philip Morris Companies, Inc..................       340,000     30,515,000
                                                                 ------------

HOUSING AND BUILDING MATERIALS -- 0.7%
  Fibreboard Corporation........................       120,000      4,200,000
                                                                 ------------

LEISURE -- 3.1%
  Coachman Industries, Inc......................       720,000     18,540,000
                                                                 ------------

MACHINERY -- 1.0%
  Robbins & Myers, Inc..........................       270,000      6,108,750
                                                                 ------------

MISCELLANEOUS -- 5.2%
  NIKE, Inc.....................................       254,900     30,970,350
                                                                 ------------

(unaudited)

COMMON STOCKS -- (CONTINUED)
                                                     SHARES        VALUE(A)
                                                     ------        --------
OFFSHORE DRILLING -- 11.6%
  Atwood Oceanics, Inc..........................       142,000   $  6,248,000
  Diamond Offshore Drilling.....................       469,000     25,795,000
  Reading & Bates Corporation...................     1,385,000     37,568,125
                                                                 ------------
                                                                   69,611,125
                                                                 ------------
OIL -- MAJOR INTEGRATED -- 2.3%
  Texaco, Inc...................................       150,000     13,800,000
                                                                 ------------

OIL -- SERVICE -- 10.6%
  Halliburton Company...........................       603,000     31,129,875
  Schlumberger LTD..............................       382,600     32,329,700
                                                                 ------------
                                                                   63,459,575
                                                                 ------------
RETAIL -- 10.7%
  Claire's Stores, Inc..........................       480,000     10,260,000
  Consolidated Stores Corporation...............       120,000      4,800,000
  Fila Holdings ADR.............................       373,000     35,854,625
  Friedmans, Inc................................       205,000      3,843,750
  Mark Brothers Jewelers, Inc...................       130,000      3,510,000
  Zale Corporation..............................       275,000      6,015,625
                                                                 ------------
                                                                   64,284,000
                                                                 ------------
TEXTILE AND APPAREL -- 6.4%
  Jones Apparel Group, Inc......................       598,600     38,160,750
                                                                 ------------
TOTAL COMMON STOCKS (Identified Cost $477,534,409) ............   583,964,888
                                                                 ------------

                                                        FACE
SHORT-TERM INVESTMENTS -- 2.9%                         AMOUNT
                                                       ------
American Express Credit Corp., 5.35%, 10/01/96 ...  $ 2,520,000  $  2,520,000
United States Treasury Bills, 4.948%, 12/05/96 ...   15,000,000    14,865,150
                                                                 ------------

TOTAL SHORT-TERM INVESTMENTS (Cost $17,379,979) ...............    17,385,150

                                                                 ------------
TOTAL INVESTMENTS -- 100.3% (Identified Cost $494,914,388) ....   601,350,038
      Cash and Receivables ....................................     4,701,489
      Liabilities .............................................    (6,734,699)
                                                                 ------------
TOTAL NET ASSETS -- 100% ......................................  $599,316,828
                                                                 ============

(a) Security valuation--Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system, or if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term notes having a maturity of less than sixty days are stated at amortized cost, which approximates value.

   ------------------------------------------------------------------------
                                TELEPHONE NUMBERS
   ------------------------------------------------------------------------

      For information about:

      []  Account Procedures and Status      [] New Account Procedures
      []  Redemptions                        [] Prospectuses
      []  Exchanges                          [] Performance

      Call 800-343-5678                      Call 800-345-4048

                      ------------------------------------

                                MAILING ADDRESSES

                      ------------------------------------

      FOR EXISTING ACCOUNTS                  FOR NEW ACCOUNT APPLICATIONS ONLY

      CGM Shareholder Services               The CGM Funds
      c/o Boston Financial Data Services     P.O. Box 449
      P.O. Box 8511                          Boston, MA 02117-0449
      Boston, MA 02266-8511

   ------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------------------
                                                       25 YEAR INVESTMENT RECORD
                                         DECEMBER 31, 1970 -- SEPTEMBER 30, 1996 (UNAUDITED)
 ------------------------------------------------------------------------------------------------------------------------------
                                    IF YOU HAD PURCHASED ONE SHARE OF THE FUND ON DECEMBER 31, 1970
 ------------------------------------------------------------------------------------------------------------------------------
                   --AND HAD TAKEN ALL DIVIDENDS                         OR -- HAD REINVESTED ALL DIVIDENDS AND CAPITAL
                     AND DISTRIBUTIONS IN CASH                               GAINS DISTRIBUTIONS IN ADDITIONAL SHARES
            --------------------------------------------------    -------------------------------------------------------------
                                        During the Year
                                     You Would Have Received                                   Which Would Represent
                                   ---------------------------                         ----------------------------------------
                                                                     The Value of                             A Cumulative
                  The Net                                            Your Original                               Change
                Asset Value          Per Share       Per Share        Investment             An                 Expressed
   On             of Your          Capital Gains      Income            At Each            Annual            As An Index With
December        Share Would        Distributions     Dividends         Year End         Total Return           December 31,
   31            Have Been              of              of          Would Have Been          of                1970 = 100.0
-------------------------------------------------------------------------------------------------------------------------------
  1970             10.45                                                                                           100.0
  1971             12.55                --              0.20            12.79              +  22.4                 122.4
  1972             14.63                --              0.08            15.03              +  17.5                 143.8
  1973             12.69                --              0.08            13.09              -  12.9                 125.2
  1974              7.78                0.37*           0.14             8.38              -  36.0                  80.1
  1975              9.35                --              0.15            10.27              +  22.5                  98.1
  1976             10.98                --              0.13            12.23              +  19.1                 116.8
  1977             10.74                --              0.18            12.16              -   0.6                 116.1
  1978             13.05                --              0.27            15.19              +  24.9                 145.0
  1979             16.20                --              0.35            19.35              +  27.4                 184.7
  1980             20.50                1.65*           0.36            27.65              +  42.9                 263.9
  1981             17.34                3.38            0.36            28.89              +   4.5                 275.8
  1982             24.88                2.88            0.41            51.68              +  78.9                 493.4
  1983             25.21                2.50            0.47            59.74              +  15.6                 570.4
  1984             17.28                6.15            0.11            54.84              -   8.2                 523.6
  1985             25.02                --              0.18            80.18              +  46.2                 765.5
  1986             23.12                7.46            0.16           102.95              +  28.4                 982.9
  1987             16.56               10.09            0.14           119.32              +  15.9                1139.2
  1988             15.87                0.02            0.62           118.96              -   0.3                1135.8
  1989             18.37                --              0.34           140.25              +  17.9                1339.1
  1990             18.53                --              0.10           142.21              +   1.4                1357.8
  1991             25.80               11.07*           0.06           283.14              +  99.1                2703.4
  1992             27.43                2.68*           0.20           332.69              +  17.5                3176.5
  1993             27.71                7.51            0.07           428.17              +  28.7                4088.2
  1994             20.58                0.71            0.07           330.12              -  22.9                3152.0
  1995             27.33                1.68            0.02           465.80              +  41.1                4447.5
  1996(9/30)       31.97                --              --             544.99              +  17.0**              5203.6
                                      ------           -----                               -------
   Totals                             $58.15           $5.25                               +5103.6
 ------------------------------------------------------------------------------------------------------------------------------

 * Includes $0.15, $0.09, $0.02 and $0.02 per share distributed from paid-in capital.
** Total return for the nine months ended September 30, 1996.

 ----------------------------------------------------------------------------
  The performance data contained in this report represent past performance, which is no guarantee of future results. The investment return on, and the principal value of, an investment in the Fund will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT ADVISER

CAPITAL GROWTH MANAGEMENT
LIMITED PARTNERSHIP
Boston, Massachusetts 02110


TRANSFER AND DIVIDEND PAYING
AGENT AND CUSTODIAN OF ASSETS

STATE STREET BANK AND TRUST COMPANY
Boston, Massachusetts 02102


SHAREHOLDER SERVICING AGENT
FOR STATE STREET BANK AND
TRUST COMPANY

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 8511
Boston, Massachusetts 02266


This report has been prepared for the shareholders of the Fund and is not authorized for distribution to current or prospective investors in the Fund unless it is accompanied or preceded by a prospectus.

CQR3                                                     Printed in U.S.A.

CGM
CAPITAL
DEVELOPMENT
FUND

141st Quarterly Report
September 30, 1996

A No-Load Fund

[fencer logo] Investment Adviser
              CAPITAL GROWTH MANAGEMENT
              Limited Partnership